Floating Rate Capital Debt (Tables)	12 Months Ended
Dec. 31, 2013
Summary of Book Values of Outstanding Subordinated Debentures

The following table summarizes the book values of the outstanding Subordinated Debentures as of December 31, 2013 and 2012:

	DECEMBER 31,
(In Millions)	2013	2012
NTC Capital I Subordinated Debentures due January 15, 2027	$154.0	$153.9
NTC Capital II Subordinated Debentures due April 15, 2027	123.1	123.1

Total Subordinated Debentures	$277.1	$277.0